                                                                   EXHIBIT 10.18


                              AMENDED AND RESTATED


                 MEDPARTNERS, INC. INCENTIVE COMPENSATION PLAN

          The Amended and Restated MedPartners, Inc. Incentive Compensation Plan (the "Incentive Compensation Plan") is the result of the assumption and adoption by MedPartners, Inc., a Delaware corporation, of the Caremark International Inc. 1992 Incentive Compensation Plan (the "Caremark Plan"), pursuant to the provisions of that certain Plan and Agreement of Merger, dated as of May 13, 1996, by and among MedPartners, Inc., PPM Merger Corporation and Caremark International Inc.

          1.  PURPOSE
              -------

          The purpose of this Incentive Compensation Plan is to increase stockholder value and to advance the interests of MedPartners, Inc. and its subsidiaries (collectively, "MedPartners" or the "Company") by awarding equity and performance based incentives designed to attract, retain and motivate employees. As used in this Incentive Compensation Plan, the term "subsidiary" means any business, whether or not incorporated, in which MedPartners has an ownership interest.

          2.  ADMINISTRATION
              --------------

          2.1  Administration by the Committee.
               -------------------------------

          The Incentive Compensation Plan shall be administered by the Compensation Committee of the Board of Directors of MedPartners or by any other committee appointed by the Board of Directors of MedPartners (the "Committee"), which Committee shall consist solely of two or more Non- Employee Directors ("Non-Employee Directors") as such are defined in Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision.

          2.2  Authority.
               ---------
          Subject to the provisions of this Incentive Compensation Plan, the Committee shall have the authority to:

          (a) manage and control the operation of this Incentive Compensation Plan;

          (b) interpret and construe any provision of this Incentive Compensation Plan and any Award Agreement granted under it;

          (c) prescribe, amend and rescind rules and regulations relating to this Incentive Compensation Plan;

          (d) make awards under this Incentive Compensation Plan, in such forms and amounts and subject to such restrictions, limitations and conditions as it deems appropriate, including, without limitation, awards which are made in combination with or in tandem with other awards (whether or not contemporaneously granted) or compensation in lieu of current or deferred compensation;

          (e) modify the terms of, cancel and reissue, or repurchase outstanding awards;

          (f) prescribe the form of agreement, certificate, or other instrument evidencing any award under this Incentive Compensation Plan (an "Award Agreement"), provided that any such Award Agreement shall incorporate by reference all of the terms and provisions of this Incentive Compensation Plan as in effect at the time of grant and shall include such other terms and provisions not contrary to the Incentive Compensation Plan as shall be approved and adopted by the Committee;

          (g) correct any defect or omission and reconcile any inconsistency in this Incentive Compensation Plan or in any award hereunder; and

          (h) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of this Incentive Compensation Plan.

          The determination of the Committee on matters within its authority shall be conclusive and binding on MedPartners and all other persons.

          3.  PARTICIPATION
              -------------

          Subject to the terms and conditions of this Incentive Compensation Plan, the Committee shall determine and designate from time to time the employees, directors and consultants of MedPartners who shall receive awards under this Incentive Compensation Plan ("Participants").

          4.  SHARES SUBJECT TO THE INCENTIVE COMPENSATION PLAN
              -------------------------------------------------

          4.1  Number of Shares Reserved.
               -------------------------

          Shares of common stock, $.001 par value per share, of MedPartners ("Common Stock") shall be available for awards under this Incentive Compensation Plan. To the extent provided by resolution of the Committee, such shares may be uncertificated. Subject to adjustment in accordance with Sections 4.2 and 4.3, the aggregate number of shares of Common Stock available for awards under this Incentive Compensation Plan shall be 13,771,964 shares.

          4.2  Reusage of Shares.
               -----------------

          (a) In the event of the exercise or termination (by reason of forfeiture, expiration, cancellation, surrender or otherwise) of any award under this Incentive Compensation Plan, that number of shares of Common Stock that was subject to the award but not delivered to the Participant shall again be available for awards under this Incentive Compensation Plan.

          (b) In the event that shares of Common Stock are delivered under this Incentive Compensation Plan as Restricted Stock, as described in Section 6 hereof, or pursuant to a stock award and are thereafter forfeited or reacquired by the Company pursuant to rights reserved upon the award thereof, such forfeited or reacquired shares shall again be available for awards under this Incentive Compensation Plan.

          (c) Notwithstanding the provisions of paragraphs (a) or (b) of this
     Section 4.2, the following shares shall not be available for reissuance under this Incentive Compensation Plan: (i) shares with respect to which the Participant has received the benefits of ownership (other than voting rights), either in the form of dividends or otherwise; (ii) shares which are withheld from any award or payment under this Incentive Compensation Plan to satisfy tax withholding obligations (as described in Section 7.5(e)); (iii) shares which are surrendered to fulfill tax obligations (as described in Section 7.5(e)); and (iv) shares which are surrendered in payment of the Option Price (as defined in Section 5.2) upon the exercise of a Stock Option, as described in Section 5 hereof.

          4.3  Adjustments to Shares Reserved.
               ------------------------------

          In the event of any merger, consolidation, reorganization, recapitalization, spin-off, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Common Stock or other change in the corporate structure or capitalization affecting the Common Stock, the type and number of shares of stock which are or may be subject to awards under this Incentive Compensation Plan and the terms of any outstanding awards (including the price at which shares of stock may be issued pursuant to an outstanding award) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of benefits awarded or to be awarded to Participants under this Incentive Compensation Plan.

          5.  STOCK OPTIONS
              -------------

          5.1  Awards.
               ------

          Subject to the terms and conditions of this Incentive Compensation Plan, the Committee shall designate the employees to whom options to purchase shares of Common Stock ("Stock Options") are to be awarded under this Incentive Compensation Plan and shall determine the number, type and terms of the Stock Options to be awarded to each of them; provided, however, that each Stock Option
                                       --------  -------
designated as an "Incentive

Stock Option" (as defined below) shall expire on the earlier of the date provided by the option terms or the date which is ten years after the date of grant. In addition, each Stock Option awarded to any person who owns, directly or indirectly (or is treated as owning by reason of attribution rules, currently set forth in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code")), stock of the Company constituting more than 10% of the total combined voting power of the Company's outstanding stock, or the stock of any of its corporate subsidiaries, shall expire on the earlier of the date provided by the option terms or the date which is five years after the date of the grant. Each Stock Option awarded under this Incentive Compensation Plan shall be a "nonqualified stock option" for tax purposes, unless the Stock Option satisfies all of the requirements of Section 422 of the Code and the Committee designates such Stock Option as an "Incentive Stock Option".

          5.2  Manner of Exercise.
               ------------------

          A Stock Option may be exercised, in whole or in part, by giving proper notification to the Corporate Secretary of MedPartners prior to the date on which the Stock Option expires; provided, however, that a Stock Option may only
                                --------  -------
be exercised with respect to whole shares of Common Stock. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment of the Option Price for such shares (the "Option Price"). The Option Price of a Stock Option shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the Fair Market Value (as defined in Section 7.12) of the stock covered by the Stock Option at the date of the grant; provided, however, that the Option Price of a Stock Option granted to any person who owns, directly or indirectly (or is treated as owning by reason of attribution rules, currently set forth in Section 424 of the Code), stock of the Company constituting more than 10% of the total combined voting power of all classes of outstanding stock of the Company or of any affiliate of the Company, shall in no event be less than 110% of such Fair Market Value.

          5.3  Payment of Option Price.
               -----------------------

          No shares of Common Stock shall be issued on the exercise of an Option unless paid for in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company. In addition, subject to compliance with applicable laws and regulations and such conditions as the Committee may impose, the Committee may elect to accept payment in shares of Common Stock of the Company which are already owned by the optionee, valued at the Fair Market Value thereof on the date of exercise. The Committee may also allow an optionee to exercise an Option by use of proceeds to be received from the sale of Common Stock issuable pursuant to the Option being exercised.

          5.4  Vesting of Stock Options.
               ------------------------

          Except as provided by the Committee in the applicable Award Agreement, Stock Options shall vest and become exercisable as follows:

          (a) 34% of the Stock Options granted shall vest on the Stock Option grant date;

          (b) 33% of the Stock Options granted shall vest on each of the first anniversary and second anniversary of the Stock Option grant date; provided, however, that if during the first year after the Stock Option
     --------  -------
     grant date, the stock price of the Common Stock closes at or above $12.00 (or such other price as determined by the Committee and set forth in the applicable Award Agreement) for any twenty (20) out of thirty (30) consecutive trading days, the 33% of the Stock Options due to vest on the first anniversary of the Stock Option grant date shall vest immediately at the end of such 20th day, and provided, however, that if during the second
                                   --------  -------
     year after the Stock Option grant date, the stock price of the Common Stock closes at or above $18.00 (or such other price as determined by the Committee and set forth in the applicable Award Agreement) for any twenty
     (20) out of thirty (30) consecutive trading days, the 33% of the Stock Options due to vest on the second anniversary of the Stock Option grant date shall vest immediately at the end of such 20th day.

          6.  RESTRICTED STOCK
              ----------------

          6.1  Awards.
               ------

          Subject to the terms and conditions of this Incentive Compensation Plan, the Committee shall designate the Participants to whom shares of "Restricted Stock" shall be awarded under this Incentive Compensation Plan and determine the number of shares and the terms and conditions of each such award; provided, however, that newly issued shares shall be issued as Restricted Stock
--------  -------
only to the extent that the Committee determines that past services of the Participant constitute adequate consideration for at least the par value thereof. Each Restricted Stock award shall entitle the Participant to receive shares of Common Stock upon the terms and conditions specified by the Committee and subject to the following provisions of this Section 6.

          6.2  Restrictions.
               ------------

          All shares of Restricted Stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation, any or all of the following:

          (a) a required period of employment with the Company, as determined by the Committee, prior to the vesting of the shares of Restricted Stock;

          (b) a prohibition against the sale, assignment, transfer, pledge, hypothecation or other encumbrance of the shares of Restricted Stock for a specified period as determined by the Committee;

          (c) a requirement that the holder of shares of Restricted Stock forfeit (or in the case of shares sold to a Participant, resell back to the Company at his cost) all or a part of such shares in the event of termination of his employment during any period in which such shares are subject to restrictions; and

          (d) a prohibition against employment of the holder of such Restricted Stock by any competitor of the Company or against such holder's dissemination of any secret or confidential information belonging to the Company.

          All restrictions on shares of Restricted Stock awarded pursuant to this Incentive Compensation Plan shall expire at such time or times as the Committee shall specify.

          6.3  Registration of Shares.
               ----------------------

          Shares of Restricted Stock awarded pursuant to this Incentive Compensation Plan shall be registered in the name of the Participant and, if such shares are certificated, at the discretion of the Committee, may be deposited in a bank designated by the Committee or with MedPartners. The Committee may require a stock power endorsed in blank with respect to shares of Restricted Stock whether or not certificated.

          6.4  Stockholder Rights.
               ------------------

          Subject to the terms and conditions of this Incentive Compensation Plan, during any period in which shares of Restricted Stock are subject to forfeiture or restrictions on transfer, each Participant who has been awarded shares of Restricted Stock shall have such rights of a stockholder with respect to such shares as the Committee may designate at the time of the award, including the right to vote such shares and the right to receive all dividends paid on such shares. Unless otherwise provided by the Committee, stock dividends or dividends in kind and, except as otherwise provided by Section 7.10, any other securities distributed with respect to Restricted Stock shall be restricted to the same extent and subject to the same terms and conditions as the Restricted Stock to which they are attributable.

          6.5  Lapse of Restrictions.
               ---------------------

          Subject to the terms and conditions of this Incentive Compensation Plan, at the end of any time period during which the shares of Restricted Stock are subject to forfeiture or restrictions on transfer, such shares will be delivered free of all restrictions to the Participant (or to the Participant's legal representative, beneficiary or heir).

          6.6  Substitution of Cash.
               --------------------

          The Committee may, in its sole discretion, substitute cash equal to the Fair Market Value (as described in Section 7.11) (determined as of the date of the distribution) of shares of Common Stock otherwise required to be distributed to a Participant in accordance with this Section 6.

          7.  GENERAL
              -------

          7.1  Effective Date.
               --------------

          This Incentive Compensation Plan became effective the date that the Caremark Plan was adopted by the Board of Directors of the former parent corporation of Caremark International Inc.

          7.2  Duration.
               --------

          This Incentive Compensation Plan shall remain in force and effect until all awards made under this Incentive Compensation Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated in accordance with the terms of this Incentive Compensation Plan or the award and until all restrictions imposed on shares of Common Stock issued under this Incentive Compensation Plan have lapsed. No Incentive Stock Option award may be made under this Incentive Compensation Plan after the tenth anniversary of the date that the Caremark Plan was adopted by the Board of Directors of the former parent corporation of Caremark International Inc.

          7.3  Non-Transferability of Incentives.
               ---------------------------------
          (a) No share of Restricted Stock under this Incentive Compensation Plan may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution), and the Company shall not be required to recognize any attempted assignment of such rights by any Participant. During a Participant's lifetime, awards may be exercised only by him or by his guardian or legal representative.

          (b) (1) Incentive Stock Options. No incentive stock option granted
                  -----------------------
     under the Incentive Compensation Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all incentive stock options granted to a Participant under the Incentive Compensation Plan shall be exercisable during his or her lifetime only by such Participant.

          (2)  Nonqualified Stock Options. No nonqualified stock option granted
               --------------------------
under the Incentive Compensation Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent not prohibited by any statute, rule or regulation applicable to the Incentive Compensation Plan, the nonqualified stock options or the registration with the Securities and Exchange Commission of the Common Stock to be issued upon exercise of the nonqualified stock options, the Committee may, in its discretion, authorize all or a portion of nonqualified stock options granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Award Agreement pursuant to which such nonqualified stock options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred nonqualified stock options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such nonqualified stock options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Incentive Compensation Plan, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment shall continue to be applied with respect to the original Participant, following which the nonqualified stock options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 7.4. Notwithstanding the foregoing, should the Committee provide that nonqualified stock options granted be transferable, the Company by such action incurs no obligation to notify or otherwise provide notice to a transferee of early termination of the nonqualified stock option. In the event of a transfer, as set forth above, the original Participant is and will remain subject to and responsible for any applicable withholding taxes upon the exercise of such nonqualified stock options.

          7.4  Effect of Termination of Employment or Death.
               --------------------------------------------

          (a) Except as provided in paragraphs (b) and (c) below, each Stock Option, to the extent it has not been previously exercised, shall terminate upon the earliest to occur of: (a) the expiration of the period set forth in the Award Agreement; (b) the expiration of 12 months following the Participant's death or permanent disability; (c) immediately upon the date the Participant ceases to be an employee, officer, consultant or director or otherwise affiliated with the Company for cause; or (d) the expiration of 90 days following the date the Participant ceases to be an employee, officer, consultant or director or otherwise affiliated with the Company for any reason other than cause, death or permanent disability.

          (b) Notwithstanding anything in this Incentive Compensation Plan to the contrary, any Option granted on or after September 21, 1998 (a "Secondary Option"), to the extent it has not been previously exercised, shall terminate upon the earliest to occur of: (a) the expiration of the Secondary Option period set forth in the Award Agreement; (b) the expiration of 12 months following the Participant's death or permanent disability; (c) immediately upon termination for Cause (as defined below); or (d) the expiration of 90 days following the Participant's termination of employment for any reason other than Cause (as defined below), Change in Control (as defined in Section 7.10), death or permanent disability.
             For purposes of the preceding sentence only, Cause means the Company, subsidiary or an affiliate having cause to terminate a Participant's status as an employee, officer, consultant or director or other affiliation with the Company under any existing employment agreement between the Participant and the Company, a subsidiary or an affiliate or, in the absence of such an employment agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a subsidiary or an affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a subsidiary or an affiliate, or (iii) the Participant having been convicted of a felony.

          (c) Notwithstanding the foregoing, any Secondary Option, to the extent it has not been previously exercised prior to a Change in Control (as defined in Section 7.10) shall remain exercisable for its full original term upon and following such Change in Control.

          7.5  Compliance with Applicable Law and Withholding.
               ----------------------------------------------

          (a) Notwithstanding any other provision of this Incentive Compensation Plan, MedPartners shall have no obligation to issue any shares of Common Stock under this Incentive Compensation Plan if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

          (b) Prior to the issuance of any shares of Common Stock under this Incentive Compensation Plan, MedPartners or the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

          (c) With respect to any person who is subject to Section 16(a) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any award under this Incentive Compensation Plan that it deems necessary or desirable to comply with the requirements of Rule 16b-3.

          (d) If, at any time, MedPartners, in its sole discretion, determines that the listing, registration or qualification (or any updating of any such document) of any type of award, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any award, the issuance of shares of Common Stock pursuant to any award, or the removal of any restrictions imposed on shares subject to an award, such award shall not be made and the shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to MedPartners.

          (e) All awards and payments under this Incentive Compensation Plan are subject to withholding of all applicable taxes and the Company shall have the right to withhold from any award under this Incentive Compensation Plan or to collect as a condition of any payment under this Incentive Compensation Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, a Participant may elect to have any distribution otherwise required to be made under this Incentive Compensation Plan to be withheld or to surrender to the Company shares of Common Stock already owned by the Participant to fulfill any tax withholding obligation.

          7.6  No Continued Employment.
               -----------------------

          The Incentive Compensation Plan does not constitute a contract of employment or continued service, and participation in this Incentive Compensation Plan will not give any employee or Participant the right to be retained in the employ of the Company or the right to continue as a director of the Company or any right or claim to any benefit under this Incentive Compensation Plan unless such right or claim has specifically accrued under the terms of this Incentive Compensation Plan or the terms of any award under this Incentive Compensation Plan.

          7.7  Treatment as a Stockholder.
               --------------------------

          Any award to a Participant under this Incentive Compensation Plan shall not create any rights in such Participant as a stockholder of MedPartners until shares of Common Stock are registered in the name of the Participant.

          7.8  Deferral Permitted.
               ------------------

          Payment of cash to a Participant or distribution of any shares of Common Stock to which a Participant is entitled under any award shall be made as provided in the terms of the award. Payment may be deferred at the option of the Participant to the extent provided in the award.

          7.9    Amendment of the Incentive Compensation Plan.
                 --------------------------------------------

          The Committee may, at any time and in any manner, amend, suspend, or terminate this Incentive Compensation Plan or any award outstanding under this Incentive Compensation Plan; provided, however, that no such amendment or
                             --------  -------
discontinuance shall:

          (a) be made without stockholder approval: (1) to the extent such approval is required by law, agreement or the rules of any exchange or automated quotation system upon which the Common Stock is listed or quoted or (2) to the extent that any outstanding Stock Option is canceled and regranted or repriced;

          (b) adversely alter or impair the rights of Participants with respect to awards previously made under this Incentive Compensation Plan without the consent of the holder thereof; or

          (c) make any change that would disqualify any provision of this Incentive Compensation Plan, intended to be so qualified, from the exemption provided by Rule 16b-3.

          7.10  Immediate Acceleration of Incentives.
                ------------------------------------

          (a) Notwithstanding any provision in this Incentive Compensation Plan to the contrary or the normal terms of vesting under any award, (i) the restrictions on all shares of Restricted Stock awarded shall lapse immediately and (ii) all outstanding Stock Options will become exercisable immediately, if a Change in Control (as defined below) occurs. For purposes of this Incentive Compensation Plan, a "Change in Control" shall have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

               (1) The acquisition by any Person of Beneficial Ownership of 20% or more of either (i) the then outstanding shares of Common Stock of the Company, or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the selection of Directors; provided, however, that for purposes of this subsection, the following transactions shall not constitute a Change of Control: (A) any acquisition directly from the Company through a public offering of shares of Common Stock of the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) below;

               (2) The cessation, for any reason, of the individuals who constitute the Company's Board of Directors as of the date hereof ("Incumbent Board") to constitute at least a majority of the Company's Board of Directors; provided, however, that any individual becoming a Director following the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs because of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors;

               (3) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding shares of Common Stock of the Company and the outstanding voting securities of the Company immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the Company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the outstanding shares of Common Stock and the outstanding voting securities of the Company, as the case may be; (ii) no party (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed before the Business Combination; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Company's Board of Directors at the time of the execution of the initial agreement, or of the action of the Company's Board of Directors, providing for such Business Combination; or

               (4) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

               (5) Any other condition or event (i) that the Committee determines to be a "Change in Control" within the meaning of this
          Section 7.10 and (ii) that is set forth as a supplement to this
          Section 7.10 in the Option Agreement.

          The term "Beneficial Owner" or "Beneficial Ownership", as used in this
Section 7.10, has the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act. The term "Person", as used in this Section 7.10, shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

          (b) Notwithstanding any other provision of this Incentive Compensation Plan or any Award Agreement provision, the provisions of this Section 7.10 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any award theretofore granted under the Incentive Compensation Plan without the prior written consent of the Participant with respect to said Participant's outstanding awards.

          7.11  Sale of Business Unit of Company.
                --------------------------------

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

          The Committee, in connection with the sale of any subsidiary, affiliate, division or other business unit of the Company, may within the Committee's sole and absolute discretion (1) cause any or all Stock Options granted hereunder to Participants whose Stock Options or rights under Stock Options will be adversely affected by such transaction (a) to become immediately exercisable, or (b) to remain exercisable after such transaction for such period as the Committee deems appropriate under the circumstances, or both (a) and (b), or (2) cause the restrictions on any or all shares of Restricted Stock awarded hereunder to Participants whose Restricted Stock will be adversely affected by such transaction to lapse immediately. The provision of this Section 7.11 and the actions of the Committee taken pursuant to this Section 7.11 shall be effective upon action of the Committee alone without amendment to any Award Agreement or the consent of any Participant.

          7.12  Definition of Fair Market Value.
                -------------------------------

          Except as otherwise determined by the Committee, the "Fair Market Value" of a share of Common Stock as of any date shall be equal to the closing sale price of a share of Common Stock as reported on The National Association of Securities Dealers' New York Stock Exchange Composite Reporting Tape (or if the Common Stock is not traded on The New York Stock Exchange, the closing sale price on the exchange on which it is traded or as reported by an applicable automated quotation system) (the "Composite Tape"), on the applicable date or, if no sales of Common Stock are reported on such date, the closing sale price of a share of Common Stock on the date the Common Stock was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable).

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